UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2011

CASCADE FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Washington	000-25286	91-1661954
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2828 Colby Avenue, Everett, WA 98201
(Address of principal executive offices, including Zip Code)
(425) 339-5500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 1.01                 Entry Into a Material Definitive Agreement.

As previously reported, on March 4, 2011, Cascade Financial Corporation, a Washington corporation (“Cascade”) entered into an Agreement and Plan of Reorganization (“Agreement”) with Opus Bank, a California state-chartered bank (“Opus”), pursuant to which a wholly-owned subsidiary of Opus will be merged with and into Cascade, with Cascade continuing thereafter as a wholly-owned subsidiary of Opus, and Cascade’s wholly-owned subsidiary, Cascade Bank, will be merged into Opus. A copy of the Agreement is attached to this filing as Exhibit 2.1.

The representations and warranties of each party set forth in the Agreement have been made solely for the benefit of the other party to the Agreement.  The Agreement is filed only to provide investors with information regarding the terms of the Agreement, and not to provide investors with any other factual information regarding the parties or their respective businesses.

OTHER INFORMATION

This Form 8-K may be deemed solicitation material in respect of the proposed transaction between Cascade and Opus.

In connection with the proposed transaction, Cascade intends to file with the U.S. Securities and Exchange Commission (the “SEC”) a proxy statement to its shareholders. CASCADE SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION REGARDING CASCADE, OPUS, THE PROPOSED TRANSACTION AND RELATED MATTERS. You may obtain copies of all documents regarding this proposed transaction and other documents filed by Cascade with the SEC, free of charge, at the SEC’s website (www.sec.gov) or by sending a request to Cascade Financial Corporation, 2828 Colby Avenue, Everett, Washington 98201, or by calling Cascade at 425-339-5500.

Cascade and its directors and officers may be deemed to be participants in the solicitation of proxies from the shareholders of Cascade in respect of the proposed transaction. Information regarding the officers and directors of Cascade is available in Cascade’s definitive proxy statement filed with the SEC on May 17, 2010. Additional information regarding the interests of such potential participants will also be included in the definitive proxy statement for the proposed transaction and the other relevant documents filed with the SEC.

This notice shall not constitute an offer to sell or the solicitation of an offer to buy securities in any state or jurisdiction.

Item 7.01                 Regulation FD Disclosure

A letter from Cascade’s President to its Shareholders, Customers and Employees (“Shareholder Letter”) and Frequently Asked Questions and Answers For Customers (“Customer FAQ”) concerning the proposed transaction, are attached to this report as Exhibit 99.1 and Exhibit 99.2, respectively.  The furnishing of these materials is not intended to constitute a representation that such furnishing is required by Regulation FD or other securities laws, or that such materials  include material investor information that is not otherwise publicly available.  In addition, Cascade does not assume any obligation to update such information in the future.

Item 9.01                 Financial Statements and Exhibits

(d)           Exhibits.

2.1	Agreement and Plan of Reorganization by and between Cascade Financial Corporation and Opus Bank dated as of March 3, 2011.

99.1           Shareholder Letter.

99.2           Customer FAQ.

* Schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. Cascade agrees to furnish a supplemental copy of any omitted schedule to the Securities and Exchange Commission upon request.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:           March 7, 2011
CASCADE FINANCIAL CORPORATION
By: /s/ Debra L. Johnson
Debra L. Johnson Executive Vice President and CFO

Exhibit
Number                      Document Description

2.1	Agreement and Plan of Reorganization by and between Cascade Financial Corporation and Opus Bank dated as of March 3, 2011.

99.1	Shareholder Letter.

99.2	Customer FAQ.